UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 20, 2022

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2022, the Board of Directors of Teledyne Technologies Incorporated (the “Company”) approved the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”) primarily to update the procedural mechanics for stockholder nominations of directors and institute proxy access. These changes address matters related to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to reflect certain recent changes to the Delaware General Corporation Law. The amendments to the Bylaws, provide for, among other things:

•permission to hold electronic meetings and deliver notices by email;
•technical changes for updates to Delaware law and recent court decisions related to forum selection provisions;
•proxy access provisions; and
•requirements that stockholders submitting nominations pursuant to Rule 14a-19 comply with the requirements of Rule 14a-19 and provide information to the Board regarding the nominee.

The Bylaws became effective upon approval by the Board. The description of the amendments to the Bylaws above is qualified in its entirety to the text of the Bylaws which are attached hereto as Exhibit 3.2 and which are incorporated by reference herein. A text of the Bylaws marked to show changes adopted by the Board on December 20, 2022 is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Fourth Amended and Restated Bylaws of Teledyne Technologies Incorporated, redlined for amendments effective December 20, 2022
Exhibit 3.2	Fourth Amended and Restated Bylaws of Teledyne Technologies Incorporated
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: December 21, 2022